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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported)  July 10, 2001
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                                 PROLOGIS TRUST
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             (Exact Name of Registrant as Specified in its Charter)

                                    Maryland
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                 (State or Other Jurisdiction of Incorporation)

                 1-12846                                 74-2604728
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        (Commission File Number)            (I.R.S. Employer Identification No.)

   14100 East 35th Place, Aurora, CO                       80011
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(Address of Principal Executive Offices)                 (Zip Code)

                                 (303) 375-9292
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              (Registrant's Telephone Number, Including Area Code)

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ITEM 5. OTHER EVENTS

         ProLogis Trust, a Maryland real estate investment trust, in connection with the 1999 Dividend Reinvestment and Share Purchase Plan is filing the following as exhibits to this Current Report of Form 8-K: (A) ProLogis Trust Dividend Reinvestment and Share Purchase Plan Initial Purchase Form; (B) ProLogis Trust Dividend Reinvestment and Share Purchase Plan Authorization Form; and (C) Letter to ProLogis Shareholders regarding ProLogis Trust Dividend Reinvestment and Share Purchase Plan.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)  Financial Statements of Businesses Acquired.

              None

         (b)  Pro Forma Financial Statements.

              None

         (c)  Exhibits.

Exhibit No.      Document Description

99.1 Form of ProLogis Trust Dividend Reinvestment and Share Purchase Plan Initial Purchase Form

99.2 Form of ProLogis Trust Dividend Reinvestment and Share Purchase Plan Authorization Form

99.3             Form of Letter to ProLogis Trust Shareholders


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           PROLOGIS TRUST



Dated: July 10, 2001                       By: /s/ Edward S. Nekritz
                                               ---------------------------------
                                               Edward S. Nekritz
                                               Senior Vice President


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                                  EXHIBIT INDEX

EXHIBIT
NUMBER         DESCRIPTION
-------        -----------
99.1            Form of ProLogis Trust Dividend Reinvestment and Share Purchase
                Plan Initial Purchase Form

99.2            Form of ProLogis Trust Dividend Reinvestment and Share Purchase
                Plan Authorization Form

99.3            Form of Letter to ProLogis Trust Shareholders